TIMBER POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

COMMON STOCK - 4.32%	Shares	Value

Aerospace & Defense - 0.33%
Boeing Co.	400	$73,320

Banks - 0.28%
JPMorgan Chase & Co.	675	63,491

Beverages - 0.28%
Constellation Brands, Inc.	350	61,233

Biotechnology - 0.57%
Avid Bioservices, Inc. (a) (b)	19,281	126,580

Building Materials - 0.31%
Vulcan Materials Co.	600	69,510

Diversified Financial Services - 0.13%
Visa, Inc.	150	28,975

Entertainment - 0.55%
Live Nation Entertainment, Inc.	1,500	66,495
Vail Resorts, Inc.	320	58,288
		124,783
Investment Companies - 0.89%
Ares Capital Corp.	13,683	197,719

Lodging - 0.33%
Las Vegas Sands Corp.	1,600	72,864

Media - 0.30%
Walt Disney Co.	600	66,906

Oil & Gas - 0.35%
Pioneer Natural Resources Co.	800	78,160

TOTAL COMMON STOCK (Cost $1,024,876)		963,541

CLOSED-END FUNDS - 2.51%
Blackstone/GSO Long-Short Credit Income Fund	9,000	108,450
Eaton Vance Ltd. Duration Income Fund	40,000	450,800
		559,250

TOTAL CLOSED-END FUNDS (Cost $549,929 )		559,250

EXCHANGE TRADED FUNDS - 28.08%

Debt Funds - 6.66%
iShare Boxx $ Investment Grade Corporate Bond ETF	7,300	981,850
SPDR Bloomberg Barclays High Yield Bond ETF	5,000	505,800
		1,487,650
Equity Funds - 21.42%
Invesco Dynamic Oil & Gas Services ETF	150,000	356,445
Invesco QQQ Trust Series 1	5,000	1,238,000
iShares MSCI ACWI ETF	10,000	737,200
iShares MSCI Emerging Markets ETF	20,000	799,800
SPDR S&P 500 ETF Trust	2,000	616,720
Technology Select Sector SPDR Fund	7,500	783,675
VanEck Vectors Gaming ETF	7,500	249,376
		4,781,216

TOTAL EXCHANGE TRADED FUNDS (Cost $6,135,776)		6,268,866

TIMBER POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

MUTUAL FUNDS - 16.93%	Shares	Value

Asset Allocation Funds - 8.41%
Timber Point Alternative Income Fund - Institutional Class (c)	230,063	$1,877,310

Equity Fund - 8.52%
LS Opportunity Fund	0	1
Midwood Long/Short Equity Fund (a) ( c)	42,333	301,410
Point Global Allocations Fund	181,818	1,600,000
		1,901,411

TOTAL MUTUAL FUNDS (Cost $3,804,573)		3,778,721

HEDGE FUND - 17.59%
ACA Master Select Fund LP (a) (d)	43,376	3,927,719

TOTAL HEDGE FUND (Cost $4,456,057)		3,927,719

WARRANTS - 0.46%
Forum Merger II Corp.	22,000	103,400

TOTAL WARRANTS (Cost $107,079)		103,400

BONDS & NOTES - 0.00%	Principal Amount

ASSET BACKED SECURITIES - 0.00%

Home Equity ABS - 0.00%
RASC Series 2003-KS4 Trust, 3.87%, due 05/25/2033 (b)	$312	319

TOTAL ASSET BACKED SECURITIES (Cost $316)		319

TOTAL BONDS & NOTES (Cost $316)		319

PARTNERSHIPS - 1.18%	Shares
Global Partners LP (b)	9,000	88,110
K-20 Education Partners LP (a) (f)	156,148	175,337

TOTAL PARTNERSHIPS (Cost $328,863)		263,447

OPTIONS PURCHASED - 0.04%

CALL OPTIONS PURCHASED - 0.04%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Value
iPath Series B S&P 500 VIX Short-Term Futures ETN	100	$450,000	$45.00	7/18/2020	9,100

TOTAL CALL OPTIONS PURCHASED (Cost $23,233)					9,100

TIMBER POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

SHORT-TERM INVESTMENT - 14.59%	Shares	Value

Federated Government Obligations Fund - Institutional Class, 0.07% (e)	3,258,937	$3,258,937

TOTAL SHORT-TERM INVESTMENT (Cost $3,258,937 )		3,258,937

TOTAL INVESTMENTS (Cost $19,689,639) – 85.70%		19,133,300

SECURITIES SOLD SHORT (Proceeds $981,114) - (4.70%)		(1,049,695)

OPTIONS WRITTEN (Premiums received $114,294) - (0.50%)		(112,020)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 19.50%		4,353,600

NET ASSETS - 100%		$22,325,185

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for put options written and securities sold short.

(c) Affiliated investment company.

(d) Private equity fund purchased on March 1, 2016 that invests in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of September 30, 2019.  This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(e) Rate shown represents the 7-day effective yield at June 30, 2020, is subject to change and resets daily.

(f) Private equity fund purchased on February 11, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution.  There were no unfunded commitments as of December 31, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying common stock.  All options are non-income producing.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these consolidated financial statements.

TIMBER POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

June 30, 2020 (Unaudited)

SECURITIES SOLD SHORT - (4.70)%	Shares	Value

EXCHANGE TRADED FUNDS - (4.70)%

Equity Funds - (4.70)%
Energy Select Sector SPDR Fund	7,500	$283,875
Real Estate Select Sector SPDR Fund	22,000	765,820
TOTAL EXCHANGE TRADED FUNDS (Proceeds $981,114)		1,049,695

TOTAL SECURITIES SOLD SHORT (Proceeds $981,114)		$1,049,695

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS

June 30, 2020 (Unaudited)

OPTIONS WRITTEN - (0.50)%
PUT OPTIONS WRITTEN - (0.50)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Value

SPDR S&P 500 ETF Trust	35	$1,032,500	$295	7/18/2020	$10,500
iPath Series B S&P 500 VIX Short-term Futures ETN	80	$256,000	$32	7/18/2020	15,520
Workhorse Group, Inc.	200	$250,000	$12.50	8/22/2020	86,000
TOTAL PUT OPTIONS WRITTEN (Premiums received $114,294)					112,020

TOTAL OPTIONS WRITTEN (Premiums received $114,294 )					$112,020

1 Each option contract is equivalent to 100 shares of the underlying common stock/ETF/ETN.  All options are non-income producing.

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Note

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS - TOTAL RETURN SWAP

June 30, 2020 (Unaudited)

TOTAL RETURN SWAP - 0.01%
Unrealized Gain
The CPAS dbSelect Basket (the "Basket") is a proprietary swap of Deutsche Bank AG. The number of shares is 200,000, with a receivable rate of 1.85% (Fed Funds Rate +30bps). The Basket will be governed by Deutsche Bank AG operating through Deutsche Bank Index Quant (“DBIQ”), an independent research unit within Deutsche Bank AG via its internal processes and the “Basket Calculation Agent” shall mean Deutsche Bank AG acting in such capacity or any successor thereto. The Basket may offer exposure to over-the-counter foreign exchange and currency option transactions and to exchange traded futures and options related to commodities, metals, financial instruments, currencies, interest rates or indices. The swap became effective on November 5, 2019, and has a term of 12 months thereon unless terminated earlier. (Notional Value 20,000,000).	$2,128
2,128

CPAS dbSelect Basket Holdings

LONG FUTURES CONTRACTS - 0.23%	Contracts	Counterparty	Notional Amount	Expiration	Unrealized Appreciation (Depreciation)	Percentage of Total Return Swap Unrealized Gain

10 year US Treasury Notes Future	7	Deutsche Bank AG	$975,078	9/21/2020	$3,603	169.31%
2 year US Treasury Notes Future	15	Deutsche Bank AG	3,312,422	9/30/2020	585	27.49%
5 year US Treasury Notes Future	21	Deutsche Bank AG	2,641,570	9/30/2020	8,371	393.37%
Gasoline RBOB Future	4	Deutsche Bank AG	200,315	8/31/2020	(92)	(4.32)%
Light Sweet Crude Oil (WTI) Future	1	Deutsche Bank AG	39,605	7/21/2020	973	45.72%
Gold	5	Deutsche Bank AG	900,625	8/27/2020	37,414	1758.18%
					50,854

SHORT FUTURES CONTRACTS - (0.11%)

Corn Future	(15)	Deutsche Bank AG	(246,844)	9/14/2020	(7,020)	(329.89)%
Cotton No.2 Future	(8)	Deutsche Bank AG	(239,040)	12/8/2020	519	24.39%
Soybeans Future	(7)	Deutsche Bank AG	(303,144)	11/13/2020	(1,005)	(47.23)%
Wheat Future	(13)	Deutsche Bank AG	(318,744)	9/14/2020	(11,113)	(522.23)%
Copper Future	(4)	Deutsche Bank AG	(272,525)	9/28/2020	(4,268)	(200.56)%
Henry Hub Natural Gas Future	(2)	Deutsche Bank AG	(34,750)	7/29/2020	(150)	(7.05)%
NY Harbour ULSD Future	(3)	Deutsche Bank AG	(152,107)	8/31/2020	(1,761)	(82.75)%
					(24,798)

CALL OPTIONS PURCHASED - 0.07%		Notional Amount	Exercise Price

S&P 500 Volatility Index Option	100	$600,000	60	7/22/2020	4,742	222.84%
S&P 500 Volatility Index Option	100	$600,000	60	8/19/2020	10,982	516.07%
					15,724

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

COMMON STOCK - 4.85%	Shares	Value

Aerospace/Defense - 0.72%
Boeing Co.	800	$146,640

Banks - 0.55%
JPMorgan Chase & Co.	1,200	112,872

Beverages - 0.51%
Constellation Brands, Inc.	600	104,970

Building Materials - 0.51%
Vulcan Materials Co.	900	104,265

Diversified Financial Services - 0.24%
Visa, Inc.	250	48,293

Entertainment - 0.86%
Live Nation Entertainment, Inc.	2,000	88,660
Vail Resorts, Inc.	480	87,432
		176,092
Home Equity - 0.01%
Countrywide Asset-Backed Certificates	1,492	1,534
RASC Series 2003-KS4 Trust	390	399
		1,933
Lodging - 0.53%
Las Vegas Sands Corp.	2,400	109,296

Media - 0.44%
Walt Disney Co.	800	89,208

Oil & Gas - 0.48%
Pioneer Natrural Resources Co.	1,000	97,700

TOTAL COMMON STOCK (Cost $1,005,114 )		991,269

CLOSED-END FUNDS - 3.43%

Blackstone/GSO Long-Short Credit Income	8,000	96,400
Eaton Vance Limited Duration Income Fund (b)	25,000	281,750
Royce Value Trust, Inc.	25,849	324,146

TOTAL CLOSED-END FUNDS (Cost $766,018)		702,296

EXCHANGE-TRADED FUNDS - 45.81%

Debt Funds - 3.46%
SPDR Bloomberg Barclays High Yield Bond Fund	7,000	708,120

TIMBER POINT GLOBAL ALLOCATIONS FUND

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

SHORT-TERM INVESTMENT - 46.71%	Shares	Value

Equity Funds - 42.35%
iShares MSCI ACWI ETF	25,000	$1,843,000
iShares MSCI Emerging Markets ETF (b)	40,000	1,599,600
Invesrco Dynamic Oil & Gas Services ETF	100,000	237,630
Invesco QQQ Trust Series 1	7,500	1,857,000
SPDR S&P 500 ETF Trust (b)	7,000	2,158,520
Technology Select Sector SPDR ETF	7,500	783,675
VanEck Vectors Gaming ETF	5,500	182,876
		8,662,301

TOTAL EXCHANGE TRADED FUNDS (Cost $8,905,197)		9,370,421

MUTUAL FUNDS - 7.77%

Asset Allocation Fund - 7.77%
Timber Point Alternative Income Fund	194,830	1,589,810

TOTAL MUTUAL FUNDS (Cost $1,500,000)		1,589,810

WARRANTS - 0.46%
Forum Merger II Corp.	20,000	94,000

TOTAL WARRANTS (Cost $97,344)		94,000

BONDS & NOTES - 0.03%	Principal Amount

Mortgage Backed Securities - 0.03%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	2,615	2,531
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.239%, 09/25/2036 (b) (e)	7,612	3,276
Total Mortgage Backed Securities (Cost $5,914)		5,807

TOTAL BONDS & NOTES (Cost $5,914)		5,807

PARTNERSHIPS - 0.47%	Shares
K-20 Partners Fund, LP (a) (f)	85,059	95,511

TOTAL PARTNERSHIP (Cost $85,059)		95,511

OPTIONS PURCHASED - 0.04%

CALL OPTIONS PURCHASED - 0.04%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration

iPath Series B S&P 500 VIX Short Term Futurers ETN	100	$450,000	$45.00	7/17/2020	9,100

TOTAL CALL OPTIONS PURCHASED (Cost $23,233 )					9,100

TOTAL OPTIONS PURCHASED (Cost $23,233 )					9,100

TIMBER POINT GLOBAL ALLOCATIONS FUND

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

SHORT-TERM INVESTMENT - 46.71%	Shares	Value

Federated Government Obligations Fund - Institutional Class, 0.07% (c)	9,555,501	$9,555,501

TOTAL SHORT-TERM INVESTMENT (Cost $9,555,501)		9,555,501

TOTAL INVESTMENTS (Cost $21,943,380) - 109.57%		22,413,715

SECURITIES SOLD SHORT (Proceeds $504,799) (2.63%)		(537,350)

OPTIONS WRITTEN (Proceeds $129,987) - (0.61%)		(125,520)

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (6.33)%		(1,293,930)

NET ASSETS - 100%		$20,456,915

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for securities sold short.

(c) Rate shown represents the 7-day effective yield at June 30, 2020, is subject to change and resets daily.

(e) Variable rate security - Interest rate shown represents the rate on June 30, 2020.

(f) Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of March 31, 2020. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying common stock/ETF.  All options are non-income producing.

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND

SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

June 30, 2020 (Unaudited)

SECURITIES SOLD SHORT - (2.63%)%

	Shares	Value
EXCHANGE-TRADED FUNDS - (2.63%)%

Equity Fund - (2.63%)%
Energy Select Sector SPDR Fund	5,000	$189,250
Real Estate Select Sector SPDR Fund	10,000	348,100
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $504,799 )		537,350

TOTAL SECURITIES SOLD SHORT (Proceeds $504,799 )		$537,350

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND

SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS

June 30, 2020 (Unaudited)

OPTIONS WRITTEN - (0.61%)
		Notional	Exercise
PUT OPTIONS WRITTEN - (0.61%)	Contracts [1]	Amount	Price	Expiration	Value

iPath Series B S&P 500 VIX Short-term Futures ETN	80	$256,000	$32	7/18/2020	$15,520
SPDR S&P 500 ETF	80	$2,360,000	$295	7/18/2020	24,000
Workhorse Group I	200	$250,000	$12.50	8/22/2020	86,000
TOTAL PUT OPTIONS WRITTEN (proceeds $129,987)					125,520

TOTAL OPTIONS WRITTEN (proceeds $129,987)					$125,520

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

PREFERRED STOCK - 0.35%	Shares	Value

Banks - 0.29%
Bank of America Corp., 6.20%	1,900	$48,640

Diversified Financial Services - 0.06%
Legg Mason, Inc., 6.375%	400	10,112

TOTAL PREFERRED STOCK (Cost $60,843)		58,752

CLOSED-END FUNDS - 4.90%

Blackstone/GSO Long-Short Credit Income Fund	18,000	216,900
Eaton Vance Limited Duration Income Fund	30,000	338,100
Royce Value Trust, Inc.	20,629	258,687

TOTAL CLOSED END FUNDS (Cost $843,304)		813,687

EXCHANGE-TRADED FUNDS - 34.17%

Debt Funds - 34.17%
iShares Broad USD High Yield Corporate Bond ETF	40,000	1,528,800
iShares Core U.S. Aggregate Bond ETF (b)	7,500	886,575
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	7,000	941,500
SPDR Bloomberg Barclays High Yield Bond ETF (b)	10,000	1,011,600
SPDR Bloomberg Portfolio Short Term Corporate Bond ETF (b)	14,370	450,356
VanEck Vectors Fallen Angel High Yield Bond ETF	30,000	861,000
		5,679,831

TOTAL EXCHANGE-TRADED FUNDS (Cost $5,480,722)		5,679,831

BONDS & NOTES - 42.50%	Principal Amount

Asset Backed Securities - 0.38%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 4.750%, due 12/25/2033 (d)	$1,097	1,125
Countrywide Asset-Backed Certificates, 4.441%, due 10/25/2017 (d)	4,477	4,603
Fremont Home Loan Trust 2005-B, 1.650% (Coupon rate 0.71% + 1 Month LIBOR rate), due 04/25/2035 (d)	21,591	21,532
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	389	395
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	408	411
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	1,169	1,197
Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF1, 0.695% (Coupon rate 0.16% + 1 Month LIBOR rate), due 02/25/2036 (d)	34,431	34,383
Total Asset Backed Securities (Cost $58,573)		63,646

Corporate Bonds - 42.12%

Agriculture - 1.61%
BAT Capital Corp., 3.222%, due 08/15/2024	250,000	267,746

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

BONDS & NOTES - 42.50% (continued)	Principal Amount	Value

Corporate Bonds - 42.12% (continued)

Airlines - 3.05%
Continental Airlines 2007-1 Class B Pass Through Trust, 6.903%, due 10/19/2023	$57,417	$48,156
Delta Air Lines, Inc., 3.400%, due 04/19/2021	200,000	194,498
Southwest Airlines Co.	250,000	263,912
		506,566
Auto Manufacturers - 3.07%
Ford Motor Credit Co. LLC, 3.336%, due 03/18/2021	200,000	197,942
General Motors Financial Co., Inc., 3.950%, due 04/13/2024	200,000	206,900
Ford Motor Co., 8.500%, due 04/21/2023	100,000	105,750
		510,592
Banks - 2.12%
CIT Group, Inc., 5.000%, due 08/01/2023	150,000	152,985
Deutsche Bank AG/New York NY, 2.700%, due 07/13/2020 - Germany	200,000	200,042
		353,027
Chemicals - 1.21%
Olin Corp., 5.500%, due 08/15/2022	200,000	201,500

Commercial Services - 2.77%
ADT Security Corp., 6.25%, due 10/15/2021	200,000	205,000
Service Corp. International, 5.375%, due 05/15/2024	250,000	254,688
		459,688
Computers - 1.52%
EMC Corp., 3.375%, due 06/01/2023	250,000	252,875

Diversified Financial Services - 3.53%
Air Lease Corp., 2.30%, due 02/01/2025	250,000	239,090
Aircastle Ltd., 4.400%, due 09/25/2023	200,000	194,017
Ally Financial, Inc., 4.125%, due 02/13/2022	150,000	154,130
		587,237
Healthcare Services - 2.89%
Centene Corp., 4.75%, due 01/15/2025	230,000	235,467
Tenet Healthcare Corp., 4.625%, due 07/15/2024	250,000	244,948
		480,415
Housewares - 1.55%
Newell Brands, Inc., 3.850%, due 04/01/2023	250,000	257,450

Internet - 0.61%
VeriSign, Inc., 4.625%, due 05/01/2023	100,000	100,625

Iron & Steel - 0.89%
ArcelorMittal SA, 3.600%, due 07/16/2024 - Luxembourg	150,000	148,660

Lodging - 1.70%
Marriott International, Inc./MD, 5.750%, due 05/01/2025	165,000	179,249
Marriott International, Inc./MD, 4.625%, due 06/15/2030	100,000	103,761
		283,010
Media - 1.49%
AMC Networks, Inc., 5.000%, due 04/01/2024	250,000	247,500

Oil & Gas - 2.73%
Petrobras Global Finance BV, 5.375%, due 01/27/2021 - Netherlands	250,000	253,488
Petroleos Mexicanos, 5.500%, due 01/21/2021 - Mexico	200,000	199,500
		452,988

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

BONDS & NOTES - 42.50% (continued)	Principal Amount	Value

Corporate Bonds - 42.12% (continued)

Packaging & Containers - 1.56%
Ball Corp., 4.000%, due 11/15/2023	$250,000	$259,375

Pharmaceuticals - 0.60%
Merck & Co., Inc.	100,000	99,886

Pipelines - 1.77%
EQM Midstream Partners LP, 4.75%, due 07/15/2023	200,000	201,346
Rockies Express Pipeline LLC, 3.60%, due 05/15/2025	100,000	92,280
		293,626
REITS - 1.25%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/2024	200,000	207,004
Retail - 3.01%
Penske Automotive Group, Inc., 5.50%, due 05/15/2026	250,000	249,375
QVC, Inc., 4.850%, due 04/01/2024	250,000	251,650
		501,025
Software - 1.05%
Intuit, Inc.	175,000	174,476

Telecommunications - 2.14%
CenturyLink, Inc., 5.800%, due 03/15/2022	100,000	102,750
T-Mobile USA, Inc., 4.50%, due 02/01/2026	250,000	252,990
		355,740

Total Corporate Bonds (Cost $7,036,457)		7,001,011

Mortgage Backed Securities - 0.11%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	7,831	7,579
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 5.750%, due 09/25/2036 (d)	22,836	9,827

Total Mortgage Backed Securities (Cost $17,648)		17,406

TOTAL BONDS & NOTES (Cost $7,112,678)		7,082,063

PARTNERSHIP - 0.44%	Shares

Global Partners LP/MA	2,500	24,475
K-20 Partners Fund LP (a) (e)	42,914	48,188

TOTAL PARTNERSHIP (Cost $71,849)		72,663

OPTIONS PURCHASED - 0.05%

CALL OPTIONS PURCHASED - 0.05%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration
iPath Series B S&P 500 VIX Short-Term Futures ETN	100	$450,000	$45.00	7/18/2020	9,100

TOTAL CALL OPTIONS PURCHASED (Cost $23,233 )					9,100

TOTAL OPTIONS PURCHASED (Cost $23,233 )					9,100

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

SHORT-TERM INVESTMENT - 14.45%	Shares	Value

Federated Government Obligations Fund - Institutional Class, 0.07% (c)	2,400,599	$2,400,599

TOTAL SHORT-TERM INVESTMENT (Cost $2,400,599)		2,400,599

TOTAL INVESTMENTS (Cost $15,993,228) - 96.97%		16,116,695

SECURITIES SOLD SHORT (Proceeds $1,392,620 ) - (8.77%)		(1,457,815)

OPTIONS WRITTEN (Proceeds $17,636) - (0.10%)		(16,140)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 11.90%		1,977,745

NET ASSETS - 100%		$16,620,485

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for securities sold short.

(c) Rate shown represents the 7-day effective yield at June 30, 2020, is subject to change and resets daily.

(d) Variable rate security - Interest rate shown represents the rate on June 30, 2020.

(e) Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying ETF.  All options are non-income producing.

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

June 30, 2020 (Unaudited)

SECURITIES SOLD SHORT - (8.77)%

EXCHANGE-TRADED FUNDS - (8.77)%	Shares	Value

Equity Fund - (0.00)%
SPDR S&P 500 ETF Trust	1,500	$462,540
Energy Select Sector SPDR Fund	12,500	473,125
Real Estate Select Sector SPDR Fund	15,000	522,150
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,392,620 )		1,457,815

TOTAL SECURITIES SOLD SHORT (Proceeds $1,392,620 )		$1,457,815

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS

June 30, 2020 (Unaudited)

OPTIONS WRITTEN - (0.10%)
		Notional	Exercise
PUT OPTIONS WRITTEN - (0.10%)	Contracts [1]	Amount	Price	Expiration	Value

iPath Series B S&P 500 VIX Short-term Futures ETN	60	$192,000	$32	7/18/2020	$11,640
SPDR S&P 500 ETF	15	$442,500	$295	7/18/2020	4,500
TOTAL PUT OPTIONS WRITTEN (proceeds $17,636)					16,140

TOTAL OPTIONS WRITTEN (proceeds $17,636)					$16,140

ETF - Exchange Traded Fund

ETN - Exchange-Traded Note

The accompanying notes are an integral part of these financial statements.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

The following is a summary of the significant accounting policies followed by the Timber Point Alternatives Fund (the “Alternatives Fund”, formerly, the EAS Crow Point Alternatives Fund), Timber Point Global Allocations Fund (the “Global Fund”, formerly, the Crow Point Defined Risk Global Allocations Fund), and the Timber Point Alternative Income Fund (the “Income Fund”, formerly, the Crow Point Alternative Income Fund) (collectively, the “Funds”) in the preparation of its financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, exchange-traded funds (“ETFs”), mutual funds and closed-end funds (“CEFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

Fair Value Measurements (continued)

Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2020.

Alternatives Fund:

Financial Instruments – Assets

Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$963,541	$—	$—	$963,541
Closed-end Funds	559,250	—	—	559,250
Exchange Traded Funds (1)	6,268,866	—	—	6,268,866
Mutual Funds (1)	3,778,721	—	—	3,778,721
Hedge Fund	3,927,719	—	—	3,927,719
Warrants	103,400	—	—	103,400
Asset Backed Securities	—	319	—	319
Partnerships	88,110	—	—	88,110
Partnerships measured at net asset value (2)	—	—	—	175,337
Call Options Purchased	9,100	—	—	9,100
Short-Term Investments	3,101,303	—	—	3,101,303
Total Assets	$18,800,010	$319	$—	$18,975,666

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

Fair Value Measurements (continued)

Alternatives Fund:

Financial and Derivative

Instruments – Liabilities

Security Classification	Level 1	Level 2	Level 3	Totals
Exchange-Trade Funds (1)	$1,049,695	$—	$—	$1,049,695
Put Options Written	112,020	—	—	112,020
Total Return Swap	—	2,128	—	2,128
Total Liabilities	$1,161,715	$2,128	$—	$1,163,843

(1) For a detailed break-out of common stock, ETFs, and mutual funds by industry or asset class, please refer to the Schedule of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Global Fund:

Financial Instruments – Assets

Security Classification	Level 1	Level 2	Level 3	Totals
Closed-End Funds (1)	$702,296	$—	$—	$702,296
Common Stock	991,269	—	—	991,269
Exchange-Traded Funds (1)	9,370,421	—	—	9,370,421
Mutual Funds (1)	1,589,810	—	—	1,589,810
Warrants	94,000	—	—	94,000
Mortgage Backed Securities	—	5,807	—	5,807
Partnership measured at net asset value (2)	—	—	—	95,511
Call Options Purchased	9,100	—	—	9,100
Short-Term Investment	9,555,501	—	—	9,555,501
Total Assets	$22,312,397	$5,807	$—	$22,413,715

Global Fund:

Financial Instruments – Liabilities

Security Classification	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds (1)	$537,350	—	—	$537,350
Put Options Written	125,520	—	—	125,520
Total Liabilities	$662,870	$—	$—	$662,870

(1) For a detailed break-out of common stock, CEFs, ETFs and mutual funds by industry or asset class, please refer to the Schedules of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

Fair Value Measurements (continued)

Income Fund:

Financial Instruments – Assets

Security Classification	Level 1	Level 2	Level 3	Totals
Preferred Stock (1)	$58,752	$—	$—	$58,752
Closed-End Funds (1)	813,688	—	—	813,688
Exchange-Traded Funds (1)	5,679,831	—	—	5,679,831
Asset Backed Securities	—	63,646	—	63,646
Corporate Bonds (1)	—	7,001,011	—	7,001,011
Mortgage Backed Securities	—	17,406	—	17,406
Partnership	24,475	—	—	24,475
Partnership measured at net asset value (2)	—	—	—	48,188
Call Options Purchased	9,100	—	—	9,100
Short-Term Investment	2,400,598	—	—	2,400,598
Total Assets	$8,986,444	$7,082,063	$—	$16,116,695

Income Fund:

Financial Instruments – Liabilities

Security Classification	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds (1)	$1,457,815	$—	$—	$1,457,815
Put Options Written	16,140	—	—	16,140
Total Liabilities	$1,473,955	$—	$—	$1,473,955

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedules of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

Fair Value Measurements (continued)

Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) (also referred to as “Underlying Funds”) subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

Swap Agreements – A Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements enhance the Fund’s total return will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

Fair Value Measurements (continued)

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Wholly Owned Subsidiary – The Alternatives Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments of the Alternatives Fund includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Alternatives Fund’s investment objectives and policies specified in the Alternatives Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. As of June 30, 2020, total net assets of the Alternatives Fund were $22,325,185, of which $5,159,963, or approximately 23.11%, represented the Alternatives Fund’s ownership of the shares of the Subsidiary.

DERIVATIVES TRANSACTIONS

As of June 30, 2020, portfolio securities valued at $2,840,883, $2,847,910 and $1,797,015 were held in escrow by the custodian as collateral for securities sold short and options written by the Alternatives Fund, Global Fund and Income Fund, respectively.

As of June 30, 2020, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Alternatives Fund: Assets:	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$9,100
Total Assets		$9,100

Liabilities:	Location	Equity Contracts
Put options written	Options written, at value	$112,020
Total Assets		$112,020

Global Fund:		Equity
Assets	Location	Contracts
Call options purchased	Unaffiliated securities, at value	$9,100
Total Assets		$9,100

Liabilities:	Location	Equity Contracts
Put options written	Options written, at value	$125,520
Total Assets		$125,520

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

DERIVATIVES TRANSACTIONS (continued)

Income Fund:		Equity
Assets	Location	Contracts
Call options purchased	Unaffiliated securities, at value	$9,100
Total Assets		$9,100

Liabilities	Location	Equity Contracts
Put options written	Options written, at value	$16,140
Total Liabilities		$9,100

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the nine month period ended June 30, 2020, are recorded in the following locations in the Consolidated Statement of Operations for the Alternatives Fund and the Statements of Operations for the Global Fund and the Income Fund:

Alternatives Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(14,133)
Put options purchased	Unaffiliated Investments	5,270
Call options written	Options written	—
Put options written	Options written	2,274
		$(6,589)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$669,627
Put options purchased	Unaffiliated Investments	182,718
Call options written	Options written	75,287
Put options written	Options written	(240,518)
		$687,114

Global Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(16,485)
Put options purchased	Unaffiliated Investments	9,270
Call options written	Options written	—
Put options written	Options written	4,467
		$(2,748)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(53,198)
Put options purchased	Unaffiliated Investments	(186,930)
Call options written	Options written	2,375
Put options written	Options written	21,657
		$(216,096)

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

DERIVATIVES TRANSACTIONS (continued)

Income Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(12,817)
Put options purchased	Unaffiliated Investments	3,467
Call options written	Options written	—
Put option written	Options written	1,496
		$(7,854)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$94,335
Put options purchased	Unaffiliated Investments	(71,588)
Call options written	Options written	(53,930)
Put options written	Options written	16,324
		$(14,859)

The amounts realized and changes in unrealized gains and losses on derivative instruments during the nine month period ended June 30, 2020 as disclosed above serve as indicators of the volume of derivative activity for the Funds.

INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Fund at June 30, 2020, are noted in the Alternatives Fund’s Consolidated Schedule of Investments and the Global Fund’s Schedules of Investments. The Income Fund, Crow Point Small-Cap Growth Fund (the “Growth Fund”), Midwood Long/Short Equity Fund (the “Midwood Fund”) and RVX Emerging Markets Equity Fund (the “RVX Fund”) are mutual funds which are considered affiliates because they are also of common management of the Adviser.

 Transactions during the nine month period ended June 30, 2020 with affiliated companies were as follows:

Alternatives Fund:	Value as of September 30, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of June 30, 2020	Income received
Income Fund	$3,605,430	$50,959	$(79,079)	$500,000	$(2,200,000)	$1,877,310	$22,005
Growth Fund	5,582,652	$(1,516,696)	$2,278,314	—	$(6,344,270)	$—	—
Midwood Fund	$—	$(140,119)	$17,813	$850,000	$(426,283)	$301,411	—
Global Fund	$—	$—	$100,000	$1,500,000	$—	$1,600,000	—
RVX Fund	2,865,383	$(597,546)	$780,231	$—	$(3,048,068)	$—	26,311
Total	$12,053,465	$(2,203,402)	$3,097,279	$2,850,000	$(12,018,621)	$3,778,721	$48,316

Global Fund:	Value as of September 30, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of June 30, 2020	Income received
RVX Fund	$642,550	$(207,638)	$98,832	$—	$(533,744)	$—	$5,900
Income Fund	$—	$—	$89,810	$1,500,000	$—	$1,589,810	$—
Total	$642,550	$(207,638)	$188,642	$1,500,000	$(533,744)	$1,589,810	$5,900

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2020 (Unaudited)

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at June 30, 2020 were as follows:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)
Alternatives Fund	$18,495,893	$450,955	$(975,263)	$(524,308)
Global Fund	21,308,594	636,515	(194,264)	442,251
Income Fund	14,582,972	313,076	(253,308)	59,768

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.